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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



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         Date of report (Date of earliest event reported): July 7, 1998




                            NATIONAL PROCESSING, INC.
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               (Exact name of registrant as specified in charter)



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
                  Ohio                                  1-11905                           61-1303983
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(State or other jurisdiction of incorporation)   (Commission File No.)        (IRS Employer Identification No.)

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One Oxmoor Place, 101 Bullitt Lane, Suite 450 Louisville, Kentucky      40222
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                          (Address of Principal Executive Offices)   (Zip Code)


                     1231 Durrett Lane, Louisville, Kentucky
           -----------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)




       Registrant's telephone number, including area code: (502) 326-7000


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ITEM 5.  OTHER EVENTS


                  On July 7, 1998, the Registrant issued a Press Release announcing that net income for the three months ended June 30, 1998, was $1,570,000 or $.03 per share. Included in net income were after-tax charges of $1,558,000 or $.03 per share for the write-off of internally developed customized software and related costs following the cancellation of a significant customer processing contract at the end of June. Exclusive of these charges, net income would have been $3,128,000 or $.06 per share, compared to $7,157,000 or $.14 per share for the corresponding period in 1997. For the six months ended June 30, 1998, net income was $6,480,000 or $.13 per share, compared to $7,527,000 or $.15 per share for the corresponding period in 1997. Included in first half 1997 net income were after-tax charges of $3,867,000 or $.08 per share, for severance and associated costs related to organizational restructuring actions undertaken in March 1997.

                  The decline in 1998 second quarter net income compared to 1997 was due primarily to continued shortfalls in the Corporate Services Division, which, as previously disclosed has been experiencing severe operating problems in the remittance product area during a lengthy and difficult conversion to a new image-based operating environment. The resolution of these difficulties, as well as the effects of the write-offs related to the contract cancellation noted above, will likely result in full-year earnings falling short of analysts' consensus expectations by as much as $.05 per share. According to First Call, consensus earnings estimates as of July 1, 1998, were $.45 per share for the full year 1998.

                  Reference is made to the News Release, dated July 7, 1998, a copy of which is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.


ITEM 7            FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS

         a)       Financial Statements of business acquired:
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                  None.

         b)       Pro forma financial information:
                  -------------------------------

                  None.

         c)       Exhibits.
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                  99.1 News Release, dated July 7, 1998, incorporated herein by reference.




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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        NATIONAL PROCESSING, INC.


                                        By:  /s/ David P. Lewis
                                           -----------------------------------
                                             Name:   David P. Lewis
                                             Title:  Attorney


Dated:  July 7, 1998




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